FORM OF CREDIT AGREEMENT

         THIS CREDIT AGREEMENT (this "AGREEMENT") is entered into as of the 29th day of June, 2000 and effective as of the 28th day of October, 1999 by and among NEW VISUAL ENTERTAINMENT, INC., a Utah corporation (the "Company"), and [__________________], a [_____________] (the "LENDER").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         1. The Company has requested that the Lender provide the Company with a credit facility.

         2. The Lender is willing to provide such a facility to the Company upon the terms and subject to the conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   DEFINITION OF TERMS

1.1 DEFINITIONS. As used in this Agreement, all exhibits hereto and in any note, certificate, report, or other Loan Documents made or delivered pursuant to this Agreement, the following terms have the respective meanings assigned to them in this SECTION 1 or in the SECTION or recital referred to below:

"ADVANCE" means the disbursement by the Lender of a sum or sums lent to the Company pursuant to this Agreement.

"ADVANCE DATE" has the meaning set forth in SECTION 2.2(a).

"AGREEMENT" means this Credit Agreement, including the EXHIBITS hereto, as the same may be renewed, extended, amended, or modified from time-to-time

"CREDIT COMMITMENT" means $300,000, as the same may be decreased by the Company pursuant to SECTION 2.1 or terminated by the Lender pursuant to SECTION 3.2.

"EVENT OF DEFAULT" has the meaning set forth in SECTION 3.1.

"GAAP" means those generally accepted accounting principles and practices, applied on a consistent basis, which are recognized as such by the American Institute of Certified Public Accountants acting through its Accounting Principles Board and the Financial Accounting Standards Board and/or their respective successors and which are applicable in the circumstances as of the date in question.

"LOAN DOCUMENTS" means this Agreement, the Note and any agreements, documents (and with respect to this Agreement, and such other agreements and documents, any renewals, extensions, amendments, or supplements thereto), or certificates at any time executed or delivered pursuant to the terms of this Agreement.

"MATERIAL ADVERSE CHANGE" means any act, circumstance, event or series of acts, circumstances or events that has a material adverse effect on the business, operations, property or financial condition of the Company and its subsidiaries, including, without limitation, the following: (a) the failure of New Wheel Technology to reach the "Milestone" by the "Termination Date", as such terms are defined in that certain Agreement and Plan of Merger, dated as of February 14, 2000, by and among the Company, Astounding Acquisition Corporation, Allan Blevins, Michael Shepperd and New Wheel Technology, Inc., a California corporation (the "Merger Agreement"), or (b) the loss to the Company and its subsidiaries of the services of Ray Willenberg, Jr. at any time, or the services of both Allan Blevins and Michael Shepperd prior to the "Milestone" being reached, as such term is defined in the Merger Agreement.

"NEW WHEEL TECHNOLOGY" means New Wheel Technology, Inc., a subsidiary of the Company.

 "NOTE" means the Note executed by the Company and delivered pursuant to the terms of this Agreement, a form of which is attached hereto as EXHIBIT A, together with any renewals, extensions, or modifications thereof.

"NOTICE OF BORROWING" means a notice substantially in the form of EXHIBIT B attached hereto.

"OBLIGATIONS" means all present and future indebtedness, obligations, and liabilities of every type and description of the Company at any time arising under or in connection with this Agreement or any other Loan Document due or to become due to the Lender or any other Person and shall include (i) all liability for principal of and interest (including post-petition interest on the Principal
Debt) and (ii) all liability under the Loan Documents for any additional interest, fees, taxes, compensation, costs, losses, expense reimbursements and indemnification.

"PERSON" shall include an individual, corporation, joint venture, general or limited partnership, trust, unincorporated organization, or government, or any agency or political subdivision thereof.

"PRINCIPAL DEBT" means, as of any date, the sum of the outstanding principal balance of all outstanding Advances hereunder as of such date.

 "TERMINATION DATE" means the earlier of (a) October 28, 2002, or (b) the date that the Lender's commitment to fund Advances hereunder is reduced to zero pursuant to Section 2.1.

"UNUSED COMMITMENT" means, as of any date, (a) the Credit Commitment, MINUS (b) the Principal Debt.

1.2 ACCOUNTING TERMS. As used in this Agreement, and in any certificate, report, or other document made or delivered pursuant to this Agreement, accounting terms not defined in SECTION 1.1, and accounting terms partly defined in SECTION 1.1 to the extent not defined, have, as of any date, the respective meanings given to them under GAAP and all references to balance sheets or other financial statements means such statements, prepared in accordance with GAAP as of such date.

1.3 RULES OF CONSTRUCTION. When used in this Agreement: (a) "OR" is not exclusive; (b) a reference to a law includes any amendment or modification to such law; (c) a reference to a Person includes its permitted successors and permitted assigns; (d) except as provided otherwise, all references to the singular shall include the plural and VICE VERSA; (e) except as provided in this Agreement, a reference to an agreement, instrument, or document shall include such agreement, instrument, or document as the same may be amended, modified, renewed, extended, restated, or supplemented from time to time in accordance with its terms and as permitted by the Loan Documents; (f) all references to SECTIONS or EXHIBITS shall be to Sections or Exhibits of this Agreement, unless otherwise indicated; (g) all EXHIBITS to this Agreement shall be incorporated into this Agreement; (h) the words "INCLUDE," "INCLUDES," and "INCLUDING" shall be deemed to be followed by the phrase "WITHOUT LIMITATION;" and (i) except as otherwise provided herein, in the computation of time from a specified date to a later specified date, the word "FROM" means "FROM AND INCLUDING" and words "TO" and "UNTIL" each mean "to but excluding."

2.   THE LOAN

2.1 THE CREDIT COMMITMENT. Subject to the terms and conditions of this Agreement, the Lender agrees to extend to the Company, from the date hereof through the Termination Date, a line of credit which shall not exceed, in the aggregate, the amount of the Credit Commitment. Within the limits of this SECTION 2.1, during such period, the Company may borrow the Unused

     Commitment in accordance with this Agreement. The Company shall have the right, upon three (3) business days' prior written notice to the Lender, to permanently reduce the unused portion of the Credit Commitment.

2.2  MANNER OF BORROWING.

         (a) NOTICE OF BORROWING. The Company may request an Advance by submitting to Lender a Notice of Borrowing (in writing or by telephone followed by written notice within one (1) business day), which is irrevocable and binding on the Company. Each Notice of Borrowing must be received by the Lender no later than 10:00 a.m. (San Diego, California time) on the fifteenth (15th) business day before the date on which funds are requested (the "ADVANCE DATE").

         (b) ADVANCES. The obligation of the Lender to make any Advance under this Agreement (including the initial Advance) shall be subject to the following conditions precedent that must be in effect, as of the date of such Advance and after giving effect thereto: (i) there exists no Event of Default; (ii) the Lender shall have timely received from the Company a Notice of Borrowing, and all of the statements contained in such Notice of Borrowing shall be true and correct; and (iii) a Material Adverse Change shall not have occurred since the date of this Agreement or since the most recent Advance made to the Company.

         (c) FUNDING. Subject to the terms and conditions in this Agreement, but not later than 2:00 p.m., San Diego, California time, on the date specified as an Advance Date, the Lender shall make available to Lilly Beter Capital Group, Ltd., as the Company's agent, the amount of such Advance under the Credit Commitment in immediately available funds.

         (d) DEEMED ADVANCES. Notwithstanding anything to the contrary in this Agreement, Advances may also be made in the following manner: Lilly Beter Capital Group, Ltd., as the Lender's agent, may pay funds from time to time on behalf of the Company to vendors of the Company or third party professional service providers such as accountants and attorneys, including fees and expenses due to Lilly Beter Capital Group, Ltd. by the Company. Any such payments that are identified in writing to the Company as an Advance hereunder shall be deemed an Advance. The Company shall be given notice of any such deemed Advance as soon as practicable after the making of such deemed Advance.

2.3 NOTE. The Principal Debt shall be evidenced by the Note in form and substance satisfactory to the Lender executed by the Company, which Note shall be (a) dated the date hereof, (b) in the amount of $300,000, and (c) payable to the order of the Lender.

2.4 REPRESENTATIONS AND WARRANTIES. To induce the Lender to enter into this Agreement and to make each Advance pursuant to the terms hereunder, the Company hereby represents and warrants to the Lender that the following is true and correct as of the date of this Agreement and as of the date of any Notice of Borrowing: (a) the proceeds of each Advance (other than a deemed Advance pursuant to Section 2.2(d) above) shall be used by the Company to pay expenses incurred by or on behalf of New Wheel Technology, or for the development of the Cu@OCx technology being developed by New Wheel Technology, and (b) the Company shall present to the Lender invoices, documents, and other evidence of the intended use for or the application of the Advances and shall present such documentary support, if reasonably possible, contemporaneously with any Notice of Borrowing presented to the Lender.

2.5  INTEREST AND PRINCIPAL PAYMENTS.

         (a) INTEREST RATE, PAYMENT OF INTEREST AND CALCULATION. The Company promises to pay interest on the Principal Debt outstanding from time to time at the rate of six percent (6%) per annum (the "INTEREST RATE") or, if less, the maximum rate permitted by applicable law. Past due amounts (including interest, to the extent permitted by law will also accrue interest at the Interest Rate or, if less, the maximum rate permitted by applicable law, and will be payable on demand. Interest on the Principal Debt will be calculated on the basis of a 360-day year of twelve 30-day months. The Company will pay interest in arrears, on the Termination Date or shall be declared to be or shall automatically become due and payable, on the principal sum hereof outstanding, from the most recent date to which interest has been paid on the Principal Debt, or if no interest has been paid on the Principal Debt from the date of this Agreement until payment in full of the Principal Debt has been made.

         (b) PRINCIPAL PAYMENTS. The unpaid Principal Debt together with all accrued interest thereon shall be due and payable on the Termination Date.

         (c) OPTIONAL PREPAYMENTS. The Company shall have the right, from time-to-time, to prepay the unpaid Principal Debt or accrued interest, in whole or in part, without premium or penalty.

2.6 MANNER AND APPLICATION OF PAYMENTS. All payments and prepayments by the Company on account of principal, interest, and fees hereunder shall be made in immediately available funds. All such payments shall be made to the Lender at its principal office specified in the Note, not later than 12:00 noon, San Diego, California time, on the date due and funds received after that hour shall be deemed to have been received by the Lender on the next following business day. If any payment is scheduled to become due and payable on a day which is not a business day, then such payment shall instead become due and payable on the immediately following business day and interest on the principal portion of such payment shall be payable at the then applicable rate during such extension. All payments made on the Note shall be applied first to accrued interest and then to principal (in the inverse order of maturity in the case of prepayments).

2.7 DEFAULT RATE. If permitted by law, all past-due principal of and accrued interest on the Note bears interest from maturity (stated or by acceleration) at fourteen percent (14%) per annum, or, if less, the maximum rate permitted by applicable law, until paid, regardless whether payment is made before or after entry of a judgment.

3.   EVENTS OF DEFAULT

3.1 EVENTS OF DEFAULT. An "EVENT OF DEFAULT" shall exist if any one or more of the following events (herein collectively called "EVENTS OF DEFAULT") shall occur and be continuing:

         (a) the Company shall fail to pay the amount due to the Lender at the Termination Date,

         (b) the Company shall (i) apply for or consent to the appointment of a receiver, trustee, custodian, intervenor, or liquidator of itself or of all or a substantial part of its assets, (ii) file a voluntary petition in bankruptcy, admit in writing that it is unable to pay its debts as they become due, or generally not pay such debts as they become due, (iii) make a general assignment for the benefit of creditors, (iv) file a petition or answer seeking reorganization of an arrangement with creditors or to take advantage of any bankruptcy or insolvency laws, (v) file an answer admitting the material allegations of, or consent to, or default in answering, a petition filed against it in any bankruptcy, reorganization, or insolvency proceeding, or (vi) take corporate or partnership action for the purpose of effecting any of the foregoing;

         (c) an involuntary proceeding shall be commenced against the Company seeking bankruptcy or reorganization of the Company or the appointment of a receiver, custodian, trustee, liquidator, or other similar official or all or substantially all of such its assets, and such proceeding shall not have been dismissed within sixty (60) days of the filing thereof; or an order, order for relief, judgment, or decree shall be entered by any court of competent jurisdiction or other competent authority approving a petition or complaint seeking reorganization of any Company or appointing a receiver, custodian, trustee, liquidator, or other similar official, or of all or substantially all of its assets; or

         (d) any representation or warranty made or deemed made by the Company shall prove to have been incorrect in any material respect on or as of the date made or deemed made;

         (e) there shall have occurred a Material Adverse Change.

3.2 REMEDIES UPON EVENT OF DEFAULT. If any Event of Default shall occur and be continuing, then the Lender may, without notice, exercise any one or more of the following rights and remedies, and any other remedies provided in any of the Loan Documents, as the Lender in its sole discretion may deem necessary or appropriate: (a) terminate the Lender's commitment to lend hereunder, (b) declare the Obligations or any part thereof to be forthwith due and payable, whereupon the same shall forthwith become due and payable without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate, or other notice of any kind, all of which the Company hereby expressly waives, anything contained herein or in the Note to the contrary notwithstanding, (c) reduce any claim to judgment, or (d) without notice of default or demand, pursue and enforce any of the Lender's rights and remedies under the Loan Documents, or otherwise provided under or pursuant to any applicable law or agreement; PROVIDED, HOWEVER, if any Event of Default specified in SECTIONS 3.1(b) or
     (c) shall occur, then the Obligations shall thereupon become due and payable concurrently therewith, and the Lender's obligation to lend shall immediately terminate hereunder, without any further action by the Lender and without presentment, demand, protest, notice of default, notice of acceleration or of intention to accelerate, or other notice of any kind, all of which the Company hereby expressly waives.

3.3  ORDER OF APPLICATION.

         (a) NO DEFAULT. If no Event of Default exists, then except as specifically provided in the Loan Documents, any payments shall be applied to the Obligations in the order and manner as set forth in SECTION 2.5.

         (b) DEFAULT. If an Event of Default exists, then any payment (including proceeds from the exercise of any rights and remedies in the Collateral) shall be applied in the following order:

              (i) to all fees and expenses which the Lender has not been paid or reimbursed in accordance with the Loan Documents;

              (ii)  to accrued interest on the Principal Debt; and

              (iii) to the remaining Obligations in the order and manner as the Lender deems appropriate.

4.   MISCELLANEOUS

4.1 NOTICES. Any communications required or permitted to be given by any of the Loan Documents must be (a) in writing and personally delivered or mailed by prepaid certified or registered mail, or (b) made by facsimile transmission delivered or transmitted, to the party to whom such notice of communication is directed, to the address of such party shown opposite its name on the signature pages hereof. Any such communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered or, if transmitted by facsimile transmission, on the day that such communication is transmitted as aforesaid subject to telephone confirmation of receipt; PROVIDED, HOWEVER, that any notice received by Lender after 10:00 a.m. San Diego, California time on any day from the Company pursuant to SECTION 2.2 shall be deemed for the purposes of such SECTION to have been given by the Company on the next succeeding day, or if mailed, on the third (3rd) day after it is marked as aforesaid. Any party may change its address for purposes of this Agreement by giving notice of such change to the other parties pursuant to this SECTION 4.1.

4.2 GOVERNING LAW. THIS AGREEMENT HAS BEEN PREPARED, IS BEING EXECUTED AND DELIVERED, AND IS INTENDED TO BE PERFORMED IN THE STATE OF CALIFORNIA AND THE SUBSTANTIVE LAWS OF SUCH STATE AND THE APPLICABLE FEDERAL LAWS OF THE UNITED STATES OF AMERICA SHALL GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT, AND INTERPRETATION OF THIS AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS.

4.3 CHOICE OF FORUM; CONSENT TO SERVICE OF PROCESS AND JURISDICTION. Any suit, action, or proceeding against the Company with respect to this Agreement, the Note, or other Loan Documents, or any judgment entered by any court in respect thereof, shall be brought in the courts of the State of California, County of San Diego, or in the United States courts located in the State of California as the Lender in its sole discretion may elect, and the Company hereby irrevocably submits to the nonexclusive jurisdiction of such courts for the purpose of any such suit, action, or proceeding. The Company hereby irrevocably consents to the service of process in any suit, action, or proceeding in said court by the mailing thereof by the Lender by registered or certified mail, postage prepaid, to the Company's address shown opposite its name on the signature pages hereof. Nothing herein or in any of the other Loan Documents shall affect the right of Lender to serve process in any other manner permitted by law or shall limit the right of Lender to bring any action or proceeding against the Company or with respect to any of its property in courts in other jurisdictions. The Company hereby irrevocably waives any objections which it may now or hereafter have to the laying of venue of any suit, action, or proceeding arising out of or relating to this Agreement, the Note, or any other Loan Documents brought in the courts located in the State of California, County of San Diego, and hereby further irrevocably waives any claim that any such suit, action, or proceeding brought in any such court has been brought in any inconvenient forum. Any action or proceeding by the Company against the Lender shall be brought only in a court located in the State of California, County of San Diego.

4.4 INVALID PROVISIONS. Any provision of any Loan Document held by a court of competent jurisdiction to be illegal, invalid or unenforceable shall not invalidate the remaining provisions of such Loan Document which shall remain in full force and the effect thereof shall be confined to the provision held invalid or illegal.

4.5 SUCCESSORS AND ASSIGNS. The Loan Documents shall be binding upon and inure to the benefit of the Company and the Lender and their respective successors, assigns, and legal representatives; PROVIDED, HOWEVER, that the Company may not, without the prior written consent of the Lender, assign any rights, powers, duties, or obligations thereunder. The Lender reserves the right to sell all or a portion of its interest in the Loan Documents, and the Lender shall have the right to disclose any information in its possession regarding the Company to any potential transferee of the Note or any part thereof.

4.6 HEADINGS. SECTION headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

4.7 NO THIRD PARTY BENEFICIARY. The parties do not intend the benefits of this Agreement to inure to any third party, nor shall any Loan Document or any course of conduct by any party hereto be construed to make or render the Lender or any of its officers, directors, agents, or employees liable (a) to any materialman, supplier, contractor, subcontractor, purchaser, or lessee of any property owned by the Company, or (b) for debts or claims accruing to any such Persons against the Company.

4.8 MULTIPLE COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

4.9 ENTIRETY. THIS AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS REFERRED TO HEREIN EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND

     SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS, AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO. THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THE COMPANY IS A PARTY MAY BE AMENDED OR WAIVED ONLY BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO.

4.10 CONFIDENTIALITY. The Lender agrees to keep confidential any information furnished or made available to it by the Company pursuant to this Agreement that is marked confidential; PROVIDED THAT nothing herein shall prevent the Lender from disclosing such information (a) to any affiliate of the Lender, or any officer, director, employee, agent, or advisor of the Lender or any affiliate of the Lender, (b) to any other Person if reasonably incidental to the administration of the credit facility provided herein, (c) as required by any legal requirement, (d) upon the order of any court or administrative agency, (e) upon the request or demand of any governmental authority, (f) that is or becomes available to the public or that otherwise becomes available to the Lender other than as a result of a disclosure by the Lender prohibited by this Agreement, (g) in connection with any litigation to which the Lender or any of its affiliates may be a party, (h) to the extent necessary in connection with the exercise of any remedy under this Agreement or any other Loan Document, and (i) subject to provisions substantially similar to those contained in this SECTION, to any actual or proposed participant or assignee.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


Address for Notice:

                                                 LENDER:

-----------------------                          [-----------------------]
-----------------------

                                                 By:__________________________

                                                 Name: _______________________

                                                 Title: ________________________



                                                 COMPANY:

New Visual Entertainment, Inc.                   NEW VISUAL ENTERTAINMENT, INC.,
5920 Friars Road, Suite 104                      A Utah Corporation
San Diego, CA  92108

                                                 By:__________________________

                                                 Name: _______________________

                                                 Title: ________________________

                                                                       EXHIBIT A
                                                               TO LOAN AGREEMENT
                                                               -----------------



                                      NOTE

$300,000
                                                [LENDER'S ADDRESS]


                                                           June 29, 2000


         FOR VALUE RECEIVED, the undersigned, New Visual Entertainment, Inc., a Utah corporation (the "COMPANY"), hereby unconditionally promises to pay to the order of [___________________] (the "LENDER"), located at 3925 Excelsior Blvd., Suite 500 Minneapolis, Minnesota 55416, in lawful money of the United States of America and in immediately available funds, the principal amount of (a) THREE HUNDRED THOUSAND ($300,000), or, if less, (b) such lesser amount as shall equal the aggregate unpaid principal amount of all Advances made by the Lender to the Company pursuant to the Loan Agreement (as hereinafter defined), in one payment together will all accrued and unpaid interest on the third anniversary of the execution of this Note (the "Maturity Date"). The annual interest rate shall be six percent (6%) calculated from the date of each Advance until the earlier of the repayment of such Advance, together with accrued interest, or the Maturity Date, all as set forth in the Loan Agreement.

         The holder of this Note is authorized to endorse on the schedule annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each Advance made by the Lender to the Company pursuant to the Loan Agreement and the date and amount of each payment or prepayment of principal thereof. Each such endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed. The failure to make any such endorsement (or any error therein) shall not affect the obligations of the Company in respect of any Advance or the Loan Agreement.

         This Note is the Note referred to in the Loan Agreement effective as of October 28, 1999 (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT"), among the Company, as borrower, and the Lender, is unsecured and is subject to the provisions of the Loan Agreement.

         Upon the occurrence of any one or more Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.

         All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest, notice of acceleration and intent to accelerate, and all other notices of any kind.

         Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

                         NEW VISUAL ENTERTAINMENT, INC.


                         By:
                             ---------------------------------------------------

                         Name:
                               -------------------------------------------------

                         Title:
                                ------------------------------------------------

                                                     Schedule to Note

------------------------- ---------------------- ------------------------- ------------------------- -----------------------
                                Principal               Amount of               Unpaid Principal
        Advance                  Amount                 Principal                    Balance                 Notation
          Date                 of Advance                  Paid                      of Note                  Made By
------------------------- ---------------------- ------------------------- ------------------------- -----------------------
------------------------- ---------------------- ------------------------- ------------------------- -----------------------

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------------------------- ---------------------- ------------------------- ------------------------- -----------------------

                                                                       EXHIBIT B
                                                               TO LOAN AGREEMENT

                          [FORM OF NOTICE OF BORROWING]

                               NOTICE OF BORROWING
                               ____________, 200__

[LENDER'S ADDRESS]

         The undersigned, New Visual Entertainment, Inc., a Utah corporation (the "COMPANY"), refers to the Credit Agreement effective as of October 28, 1999 (as amended or modified from time to time, the "LOAN AGREEMENT"), among the Company, as borrower, and [_______________], as lender (the "LENDER"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Loan Agreement.

         The Company hereby gives you notice pursuant to Section 2.2 of the Loan Agreement that it requests an Advance on the terms set forth below:

         (a)      The Advance Date requested is  __________.

         (b) The aggregate principal amount of the requested Advance is $________.

         (c) The representations and warranties made by the Company in the Loan Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of such date.

         (d) No Event of Default, as defined in the Loan Agreement, has occurred and is continuing or will result from the requested Advance.

         Delivery of an executed counterpart of this Notice of Borrowing by telecopier will be effective as delivery of an original executed counterpart of this Notice of Borrowing.

                                          Very truly yours,

                                          NEW VISUAL ENTERTAINMENT, INC.

                                          By: __________________________________
                                          Name:_________________________________
                                          Title: _______________________________

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